Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q as of, and for the period ended, September 30, 2018, of UMB Financial Corporation (the Company) filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, J. Mariner Kemper, Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: October 30, 2018

/s/ J. Mariner Kemper
J. Mariner Kemper
Chief Executive Officer

A signed original of this written statement required by Section 906 has been provided to UMB Financial Corporation and will be retained by UMB Financial Corporation and furnished to the Securities and Exchange Commission or its staff upon request.